                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ROBOCOM SYSTEMS INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              ROBOCOM SYSTEMS INC.
                                511 Ocean Avenue
                           Massapequa, New York 11758




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




                                                              September 28, 1998



To the Shareholders of Robocom Systems Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Robocom Systems Inc., a New York corporation (the "Company"), will be held in Executive Room 2 of the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747, on Wednesday, November 4, 1998 at 10:00 A.M., local time, for the following purposes:

         1. Election of five (5) directors to the Board of Directors to hold office until the 1999 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

         2. Approval and adoption of a proposal to amend the Company's 1997 Stock Option and Long-Term Incentive Compensation Plan to increase the number of shares of Common Stock that may be issued thereunder from 325,000 shares to 650,000 shares;

         3. Approval and adoption of a proposal to amend the Company's Restated Certificate of Incorporation to change the corporate name of the Company from Robocom Systems Inc. to Robocom Systems International Inc.; and

         4.       Such other business as may properly come before the Annual
                  Meeting.

         Only shareholders of record at the close of business on Wednesday, September 16, 1998 will be entitled to vote at the Annual Meeting.

         Whether or not you expect to attend the Annual Meeting, please mark, sign and promptly return the enclosed proxy in the postpaid envelope provided. If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.


                                              Sincerely,


                                              IRWIN BALABAN
                                              Chairman of the Board, President
                                               and Chief Executive Officer

                              ROBOCOM SYSTEMS INC.
                                511 Ocean Avenue
                           Massapequa, New York 11758


                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished to shareholders of Robocom Systems Inc., a New York corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company (the "Board"), of proxies to be voted at the Annual Meeting of Shareholders, to be held on Wednesday, November 4, 1998 at 10:00 A.M., local time, located in Executive Room 2 of the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747 and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board. This Proxy Statement and the enclosed proxy card were first mailed to shareholders of the Company on or about September 28, 1998, accompanied by the Company's Annual Report on Form 10-KSB, for the fiscal year ended May 31, 1998, and the Company incorporates the contents of such report herein by reference thereto.

         At the Annual Meeting, the following matters will be considered and voted upon:

         (1) Election of five (5) directors to the Board of Directors to hold office until the 1999 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

         (2) Approval and adoption of a proposal to amend the Company's 1997 Stock Option and Long-Term Incentive Compensation Plan to increase the number of shares of Common Stock that may be issued thereunder from 325,000 shares to 650,000 shares;

         (3) Approval and adoption of a proposal to amend the Company's Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") to change the corporate name of the Company from Robocom Systems Inc. to Robocom Systems International Inc.; and

         (4)  Such other business as may properly come before the Annual
              Meeting.

Voting and Revocation of Proxies; Adjournment

         All of the voting securities of the Company represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the other proposals set forth herein and, at the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting. The Board does not know of any matters to be considered at the Annual Meeting other than the election of directors and the other proposals set forth above.

         If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

         A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election is required to elect the director nominees, the approval of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the proposed amendment to the Restated Certificate of Incorporation to change the name of the Company and a majority of the votes cast by the shareholders entitled to vote at the meeting is required to approve the proposed amendment to the Company's 1997 Stock Option and Long-Term Incentive Compensation Plan and to take any other action. Although no formal agreement exists, the Company anticipates that the 1,699,000 shares (approximately 48.99% of the outstanding shares) in the aggregate of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company beneficially owned by Mr. Irwin Balaban, the Chairman of the Board, President and Chief Executive Officer of the Company, Mr. Herbert Goldman, a Director of the Company, and Mr. Lawrence B. Klein, the Executive Vice President - Marketing and Sales, Secretary and a Director of the Company, will be voted as recommended for the director nominees and for the other proposals set forth herein. Accordingly, the Board anticipates that its nominees will be elected to serve as the Company's directors and that the other proposals set forth herein will be approved and adopted. In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

         Abstentions and broker non-votes are counted in determining the existence of a quorum but are not counted as votes cast for the proposals as to which the shareholder abstained or the broker withheld authority. Abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

Solicitation

         The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of the Company may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of the Company for such services. The total cost of any such solicitation will be borne by the Company and will include reimbursement of brokerage firms and other nominees.

Quorum and Voting Rights

         The Board has fixed Wednesday, September 16, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management Ownership

         The following table sets forth, as of September 1, 1998, the names, addresses and number of shares of Common Stock beneficially owned by all persons known to the management of the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, and the names and number of shares beneficially owned by all directors of the Company and all executive officers and directors of the Company as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

                  Name and Address of                        Number of Shares         Percentage of Outstanding
                  Beneficial Owner(1)                      Beneficially Owned(2)     Shares Beneficially Owned(2)
                  -------------------                      ---------------------     ----------------------------
Irwin Balaban.................................                   584,986(3)                      16.80%
Herbert Goldman...............................                   584,000(4)                      16.74%
Mark Behrman..................................                       -- (5)                       --
Barry J. Gordon...............................                     5,000(6)                        *
Lawrence B. Klein.............................                   577,986(7)                      16.60%
All executive officers and directors
 as a group (8 persons).......................                 1,969,972                         55.48%

------------------
*    Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Robocom Systems Inc., 511 Ocean Avenue, Massapequa, New York 11758.

(2) Except as indicated in the footnotes to this table, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), a person or entity is deemed to be the beneficial owner of Common Stock that can be acquired by such person or entity within 60 days upon the exercise of options or warrants or other rights to acquire Common Stock. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. The inclusion herein of such shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3)  Includes 13,986 shares subject to options that are presently exercisable.

(4) Includes 564,000 shares held by the Herbert & Naomi J. Goldman Living Trust, Herbert and Naomi J. Goldman, trustees and 15,000 shares subject to options that are presently exercisable.

(5) Excludes shares owned by BlueStone Capital Partners, L.P., of which Mr. Behrman is a Managing Director, as to which shares Mr. Behrman disclaims beneficial ownership.

(6)  Includes 5,000 shares subject to options that are presently exercisable.

(7)  Includes 13,986 shares subject to options that are presently exercisable.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Amended and Restated Bylaws of the Company provide that the number of directors of the Company shall be at least three and not more than seven, except that where all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three, but not less than the number of shareholders. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board or of the shareholders. The Board currently consists of five directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

         Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board listed below to serve until the date of the next annual meeting of the shareholders of the Company and until their successors are duly elected and qualified. Although the directors of the Company have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board.

         The following table sets forth certain information regarding the director nominees, all of whom currently serve as directors of the Company:

                                       Principal Occupation for Past Five Years and
      Name              Age            Current Public Directorships or Trusteeships
      ----              ---            --------------------------------------------
Irwin Balaban           66     Co-founder of the Company,  has been Chairman of the Board,  President and Chief
                               Executive  Officer of the Company  since 1983;  prior thereto he was the Manager of Logistics for the Systems Management Division of Sperry Corporation.

Mark Behrman            36     Director of the Company  since  April 1998;  since 1996,  he has been a Managing
                               Director of BlueStone Capital Partners,  L.P.  ("BlueStone");  prior thereto, he served as Managing  Director  and Head of  Corporate  Finance  for  Commonwealth
                               Associates;  prior thereto,  he was the Chief  Financial  Officer of Fundamental
                               Brokers,  Inc., a government securities  interdealer broker. He currently serves on the Board of Directors of Roller  Hockey  International  Inc., a total sports entertainment company focusing on the growth in world-wide roller hockey.

Herbert Goldman         67     Co-founder  of the Company,  has been a director of the Company since 1983 and a consultant  to the  Company  since his  retirement  in July  1996;  prior to his retirement,  he had been  Executive  Vice  President - Operations of the Company since October 1991.  Prior to joining the Company in 1983 he was an  Engineering
                               Section  Manager of Computer  System Design for Automated  Warehousing at Sperry
                               Corporation.

Barry J. Gordon         53     Director of the Company since May 1997;  since 1980, he has been President and a director of American  Fund  Advisors,  Inc., a money  management  firm,  and has served as Chairman of the Board of that company since 1987.  In addition,  he is a director of Hain Pure Food Corp., a publicly  traded  specialty  foods product company,  a director of Millennium  Sports  Management,  Inc., a publicly traded owner of a minor league baseball stadium,  a director of Winfield Capital Corp., a publicly  traded SBIC,  and  President of the John Hancock  Global  Technology
                               Fund,  a  mutual  fund   specializing  in   telecommunications   and  technology
                               securities.  He is also the Chairman and


                                       4




                                       Principal Occupation for Past Five Years and
      Name              Age            Current Public Directorships or Trusteeships
      ----              ---            --------------------------------------------
                               Chief Executive  Officer of the general partner of a limited  partnership  that owns the New Jersey  Cardinals,  a Class "A" minor league affiliate of the
                               St. Louis  Cardinals.  He is also Chairman and Chief Executive  Officer of the general partner of the limited  partnership that owns the Norwich  Navigators, a Class "AA" minor  league  affiliate  of the New York Yankees.

Lawrence B. Klein       64     Co-founder of the Company,  has been  Executive  Vice  President -
                               Marketing and Sales and a director of the  Company  since 1991;  prior  thereto, he served as Vice  President - Automated  Factory  Systems and Sales of the
                               Company from July 1987  to  October  1991.  Prior  to  joining  the  Company  in
                               1983  he  was an Engineering  Section Manager of Computer  Applications
                               Equipment and Facilities at Sperry Corporation.

         The term of office of the directors is one year, expiring on the date of the next annual meeting and thereafter until their respective successors shall have been elected and shall qualify.

Board Meetings and Committees

         The Board of Directors met four times during the fiscal year ended May 31, 1998. Each director attended at least 75% of the Board and Committee meetings of which he was a member during such time as he served as a director. From time to time, the members of the Board act by unanimous written consent pursuant to the Business Corporation Law of the State of New York, as amended.

         The Board has an Audit Committee, which currently consists of Messrs. Behrman and Gordon. The Audit Committee recommends engagement of the Company's auditors for approval and is responsible for determining that management fulfills its responsibilities in the preparation of financial statements and financial control of operations. The Audit Committee was established in September 1997 and held one meeting during the fiscal year ended May 31, 1998.

         The Board has a Compensation Committee, which currently consists of Messrs. Behrman and Gordon. The Compensation Committee reviews and makes recommendations to the Company's Board of Directors relating to the Compensation of executives and administers the Company's stock option and incentive plans. The Compensation Committee was established in September 1997 and held one meeting during the fiscal year ended May 31, 1998.

Board of Directors Compensation

         Each non-employee director receives $500 for each Board meeting attended and is reimbursed for all out-of-pocket expenses incurred in connection with his attendance at meetings of the Board or any committee thereof. On June 26, 1997, the Board of Directors authorized the grant to each non-employee director on such date of five-year options to purchase 5,000 shares of Common Stock at the exercise price of $6.50 per share.

Vote Required

         A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election is required to elect the director nominees.

         THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

                                              EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following table sets forth all compensation awarded to, earned by or paid to the chief executive officer ("CEO") of the Company and all other executive officers of the Company whose salary and bonus exceeds $100,000 in compensation for the last three fiscal years (collectively, the "Named Executives"):

                                         SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                                                                       Compensation Awards
                                             Annual Compensation                       -------------------
                                             -------------------                    Securities
            Name and              Fiscal                        Other Annual        Underlying        All Other
       Principal Position          Year         Salary         Compensation(1)     Options/SARs    Compensation(2)
       ------------------          ----         ------         ---------------     ------------    ---------------
Irwin Balaban                     1998          $240,366         $   7,192             50,000           $ 4,837
  Chairman of the Board,          1997           140,625(3)         13,188                  0             2,925
  President and Chief             1996           189,375             2,531                  0             2,925
  Executive Officer

Lawrence B. Klein                 1998           203,817             7,172             45,000             4,106
  Executive Vice President -      1997           122,363(4)         12,216                  0             2,545
  Marketing and Sales             1996           164,782             1,837                  0             2,545

Robert O'Connor                   1998           133,077            10,114             30,000             2,580
  Vice President -                1997           100,833             5,748                  0             1,892
  Systems Development             1996            94,582               958                  0             1,177

Elizabeth A. Burke(5)             1998           121,023                 0             30,000             1,554
  Vice President - Finance,       1997            18,333                 0                  0                 0
  Chief Financial Officer and
  Treasurer

Martin Liebross                   1998           100,000             8,766              5,000             2,147
  Director - Network Systems      1997           100,000             4,800                  0             2,000
  Group                           1996           100,000               800                  0             2,000

---------------

(1) Represents amounts paid for automobile expenses and certain nonaccountable expenses.

(2) Represents matching contributions made by the Company pursuant to the Company's 401(k) Plan.

(3) Reflects a voluntary reduction in salary since fiscal 1996 of $48,750.

(4) Reflects a voluntary reduction in salary since fiscal 1996 of $42,419.

(5) Ms. Burke became an executive officer of the Company in April 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth individual grants of stock options and stock appreciation rights ("SARs") made by the Company during fiscal 1998 to each of the Named Executives:

                                 Number of                    Percent of Total            Exercise or
                           Securities Underlying          Options/SARs Granted to          Base Price       Expiration
         Name             Options/SARs Granted(1)       Employees in Fiscal Year(2)        ($/Share)           Date
         ----             -----------------------       ---------------------------        ---------           ----
Irwin Balaban                      50,000                          17.57%                    $7.15           06/26/03

Lawrence B. Klein                  45,000                          15.81%                     7.15           06/26/03

Robert O'Connor                    30,000                          10.54%                     6.50           06/26/03

Elizabeth A. Burke                 30,000                          10.54%                     6.50           06/26/03

Martin Liebross                     5,000                           1.76%                     6.50           06/26/03

------------------
(1) All options listed were granted effective on June 26, 1997. No SARs were granted by the Company in fiscal 1998.

(2) In fiscal 1998, the Company granted options to purchase 284,575 shares of Common Stock to an aggregate of 42 employees.

Stock Option Exercises

         The following table contains information relating to the exercise of the Company's stock options by the Named Executives in fiscal 1998, as well as the number and value of their unexercised options as of May 31, 1998:

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                          Number of Securities
                                                         Underlying Unexercised
                          Shares                                Options at                 Value of Unexercised
                         Acquired                          Fiscal Year-End(#)(1)           In-the-Money Options
                            on             Value           ---------------------           at Fiscal Year End($)
        Name            Exercise(#)     Realized($)     Exercisable Unexercisable       Exercisable Unexercisable
        ----            -----------     -----------     ----------- -------------       ----------- -------------
Irwin Balaban                0               0             0            50,000             0                0

Lawrence B. Klein            0               0             0            45,000             0                0

Robert O'Connor              0               0             0            30,000             0                0

Elizabeth A. Burke           0               0             0            30,000             0                0

Martin Liebross              0               0             0             5,000             0                0

-----------------
(1) The sum of the numbers under the Exercisable and Unexercisable columns of this heading represents each Named Executive's total outstanding options to purchase shares of Common Stock.

Key Employees


         In addition to the nominees for Directors listed above, set forth below is a brief description of certain other key employees of the Company:

         Elizabeth A. Burke has been Vice President - Finance, Chief Financial Officer and Treasurer of the Company since April 1997. From July 1994 to January 1997, Ms. Burke was Vice President of Finance/Controller of Marvel Comics Group, a division of Marvel Entertainment Group, Inc. ("Marvel"). From November 1991 to July 1994, Ms. Burke was Corporate Controller of Marvel. From 1981 to November 1991, Ms. Burke was employed at Arthur Andersen LLP.

         Judy Frenkel has been Manager of Systems Analysis of the Company since September 1992. Prior thereto, Ms. Frenkel was a Senior Systems Analyst at the Company from October 1988 to September 1992 and a Systems Analyst at the Company from April 1986 to October 1988.

         Steven Kuhl has been Vice President - Product Development of the Company since October 1991. Prior thereto, Mr. Kuhl served as a Programming Manager of the Company from 1983 to October 1991. Prior to joining the Company, Mr. Klein was an Engineering Section Manager of Computer Applications Equipment and Facilities at Sperry Corporation. Mr. Kuhl has been on long-term disability leave since March 1, 1998.

         Chung Hsin Lee has been the Manager of Software Development of the Company since November 1994. Prior thereto, Mr. Lee served as the technical leader in the development of radio frequency subsystems for the Company's products from September 1985 to November 1994.

         Martin Liebross has been Director of the Network Systems Group of the Company since September 1993. From August 1989 to September 1993, Mr. Liebross was President of Soma Lan Technologies, Inc., a computer network integrator.

         Robert O'Connor has been Vice President - Systems Development of the Company since October 1991. Prior thereto, Mr. O'Connor was employed as a programming group leader by Sperry Corporation.

         Richard L. Wilkins has been Director of Sales of the Company since January 1994. From 1990 to January 1994, Mr. Wilkins was Director of New Product Development and Marketing of Fairbanks Seales, Inc., a manufacturer of commercial seals and weighing systems.

Employment and Consulting Agreements

         The Company has entered into employment agreements with Messrs. Balaban, Klein, Kuhl and O'Connor. Each employment agreement is effective as of May 15, 1997, and has a three year term. Under each employment agreement, the employee receives an annual base salary and is entitled to participate in all benefit programs generally available to executive officers of the Company.

         Pursuant to their respective employment agreements, Mr. Balaban serves as President and Chief Executive Officer of the Company and receives an annual base salary of $230,000; Mr. Klein serves as Vice President Marketing and Sales of the Company and receives an annual base salary of $195,000; Mr. Kuhl serves as Vice President - Product Development of the Company and receives an annual base salary of $120,000; and Mr. O'Connor serves as Vice President - Systems Development of the Company and receives an annual base salary of $120,000. Pursuant to their respective employment agreements, on November 30 of each year, commencing November 30, 1998, each employee's base salary will automatically increase by 10%; however, Messrs. Balaban, Klein and O'Connor have waived the 10% increase that would have become effective on November 30, 1998. Mr. Kuhl has been on long-term disability leave since March 1, 1998.

         Under the employment agreements, each employee was granted incentive stock options on June 26, 1997 under the Option Plan to purchase shares of Common Stock. Messrs. Balaban and Klein received options to purchase 50,000 and 45,000 shares, respectively, at $7.15 per share, and each of Messrs. Kuhl and O'Connor received options to purchase 30,000 shares at $6.50 per share. The options granted to Messrs. Balaban and Klein fully vest over four years and the options granted to Messrs. Kuhl and O'Connor vest equally over three years. All options expire on the fifth anniversary of the date of grant.

         In their employment agreements, each of Messrs. Balaban, Klein, Kuhl and O'Connor has agreed that during the term of his employment agreement and for a period of one year thereafter (in the event of termination of employment for other than "cause" or "good reason") or two years thereafter (in the event of termination of employment for "cause"), he will not, without the prior written consent of the Company, compete with the Company by engaging in any capacity in any business which is competitive with the business of the Company.

         On May 15, 1997, Herbert Goldman, a director and principal shareholder of the Company, entered into a three year consulting agreement with the Company to provide consulting services with respect to new product development and related technical matters. Pursuant to this agreement, Mr. Goldman is paid an annual retainer of $12,000 plus a per diem of $1,000 for each day Mr. Goldman performs consulting services at the Company's request. In addition, on June 26, 1997, Mr. Goldman was granted five year stock options to purchase up to 15,000 shares of Common Stock at a purchase price equal to $7.15 per share. For the fiscal year ended May 31, 1998, Mr. Goldman received approximately $12,000 for providing consulting services under his consulting agreement. During the period from July 1, 1996 to May 15, 1997, Mr. Goldman received compensation aggregating approximately $7,415 for providing consulting services under an informal consulting arrangement with the Company.

                 PROPOSAL 2 - AMENDMENT TO THE 1997 STOCK OPTION
                    AND LONG-TERM INCENTIVE COMPENSATION PLAN

Proposed Amendment

         On August 18, 1998, the Board adopted, subject to shareholder approval, an amendment to the Company's 1997 Stock Option and Long-Term Incentive Compensation Plan (the "Option Plan") to increase the number of shares of Common Stock that may be issued thereunder from 325,000 shares to 650,000 shares. On September 1, 1998, options with respect to an aggregate of 325,175 shares of Common Stock were outstanding under the Option Plan (including options to purchase 175 shares that are subject to the approval by the shareholders of this proposed amendment to the Option Plan) and no shares of Common Stock were available for additional grants.

The Option Plan

         The purpose of the Option Plan, which was adopted in May 1997, is to enable the Company to compete successfully in attracting, motivating and retaining directors, officers, employees and consultants by making it possible for them to own shares of Common Stock thereby giving them a direct and continuing interest in the future success of the Company's business. The Option Plan is intended to provide a method whereby directors, officers, employees and consultants who are making or expected to make substantial contributions to the successful growth and development of the Company may be offered additional incentives thereby advancing the interests of the Company and its shareholders. The Board believes that the Option Plan increases the Company's flexibility in furthering such purposes.

Terms of the Option Plan

         The Option Plan provides for the grant of incentive stock options ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options, SARs, restricted stock and stock bonuses.

         The purchase price of shares of Common Stock covered by an ISO must be at least 100% of the fair market value of such shares of Common Stock on the date the option is granted. The purchase price for all options is payable in cash or, subject to Committee approval, with shares of Common Stock previously owned by Participant, by way of a broker assisted exercise procedure or by such other method as the Committee may approve. No ISO will be granted to any employee who, at the time of such grant, owns more than 10% of the total combined voting power or value of all classes of capital stock of the Company, or any subsidiary of the Company, unless the option price is at least 110% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted and the option expires no later than five years from the date the option is granted. In addition, the aggregate fair market value of the shares of Common Stock, determined at the date of grant, with respect to which ISOs are exercisable for the first time by a participant during any calendar year, shall not exceed $100,000. No ISO may be granted under the Option Plan to any individual who is not an employee of the Company. The purchase price of shares of Common Stock covered by a non-qualified stock option may be equal to or less than 100% of the fair market value of such shares of Common Stock on the date the option is granted.

         The Option Plan also provides for the grant of SARs, which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of the SAR. The terms and the exercise price of a SAR will be determined by the Committee in its discretion at the time of the grant.

         Awards of restricted stock ("Restricted Stock") which are grants of shares of Common Stock that are subject to a restricted period during which such shares may not be sold, assigned, transferred, made subject to gift or otherwise encumbered and Stock Bonuses, which are bonuses in the form of Common Stock, may also be made under the Option Plan.

Administration of the Option Plan

         The Option Plan is administered by the Compensation Committee of the Board (the "Compensation Committee"). The Compensation Committee will have full authority, in its sole discretion, to interpret the Option Plan, to establish from time to time regulations for the administration of the Option Plan and to determine the directors, officers, employees and consultants to whom awards will be granted and the terms of such awards. The Compensation Committee may not take any action under the Option Plan unless it solely is at all times composed of not less than three "Non-Employee Directors" within the meaning of Rule 16(b)(3) ("Rule 16(b)(3)") under the Exchange Act. In the event that the composition of the Compensation Committee does not comply with Rule 16(b)(3), the Board shall take any and all actions required or permitted to be taken by the Compensation Committee under the Option Plan and shall serve as the Compensation Committee.

Exercise of Options and Rights

         Under the Option Plan, options or SARs may be exercised and the restrictions on Restricted Stock cease to apply, at such times and in such installments as are specified in the terms of its grant, but with respect to options and SARs not later than the expiration of ten years from the date of its grant, (or five years in the case of an ISO granted to any employee who owns more than 10% of the Company's voting stock) subject to earlier termination, expiration or cancellation as provided in the grant or the Option Plan.

         SARs may be granted in tandem with options and, to the extent that they are so granted and such stock appreciation rights are exercised, the related options shall be canceled. Similarly, if such options are exercised, the related stock appreciation rights shall be canceled.

         Options and SARs are not transferable by the participant otherwise than by will or the laws of descent and distribution and are exercisable during the participant's lifetime only by such participant. Restricted Stock is not transferable until all of the restrictions with respect thereto cease to apply.

         Unless otherwise provided in a grant, if participant's employment with the Company shall terminate (as determined by the Compensation Committee in its sole discretion) for any reason other than retirement, disability, death or for cause, (a) to the extent exercisable at the time of such termination, options shall remain exercisable until 90 days after the date of such termination and stock appreciation rights shall be exercisable on and until the 30th day after such termination on which date they shall expire, and (b) options and stock appreciation rights granted to such participant to the extent that they are not exercisable and all Restricted Stock, to the extent still restricted at the time of such termination, shall expire at the close of business on the date of such termination. In the event that the employment of such participant shall terminate as a result of retirement, disability or death, (x) options and SARs granted to such participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (y) options and SARs granted to such participant to the extent that they were not exercisable and all Restricted Stock to the extent still restricted at the time of such termination shall expire at the close of business on the date of such termination. In the event an participant's employment terminates for cause, all options or stock appreciation rights granted to the participant to the extent not exercised and all Restricted Stock to the extent still restricted at the time of such termination shall expire on the close of business on the date of such termination. The effect of exercising any ISO on a day that is more than 90 days after the date of such termination (or, in the case of a termination of employment on account of death or disability, on a day that is more than one year after the date of such termination) will be to cause such ISO to be treated as a non-qualified stock option pursuant to Section 422 of the Code.

Amendment of the Option Plan

         The Board may at any time, or from time to time, suspend or terminate the Option Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of the Option Plan shall, without the participant's consent, alter or impair any of the rights or obligations under any option plan theretofore granted to a participant under the Option Plan.

Federal Income Tax Consequences

         The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Option Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

         Incentive Stock Options. Options designated as incentive stock options are intended to fall within the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of such an option. If an optionee does not dispose of his/her shares for two years following the date the option was granted or within one year following the transfer of the shares upon exercise of the option, the gain on the sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of the shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the date of exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income for the taxable year in which the disqualifying disposition occurs. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than one year. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares should be deductible as compensation paid by the Company for federal income tax purposes, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code. The Company may be required to withhold additional taxes from the wages of the employee with respect to the amount of ordinary income taxable to the employee.

         The excess of the fair market value of the Common Stock acquired by exercise of an ISO (determined on the date of exercise) over the exercise price constitutes an item of adjustment in determining "alternative minimum taxable income" for purposes of computing "alternative minimum tax" ("AMT") under
Section 55 of the Code.

         Nonstatutory Stock Options. Options that do not qualify as incentive stock options are nonstatutory stock options and have no special tax status. An optionee generally recognizes no taxable income upon the grant of such an option.

         Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount equal to the difference between the option exercise price and the fair market value of the shares on the determination date (which is generally the date of exercise). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is, in general, the date on which the option is exercised unless the shares received are not vested and/or the sale of the shares at a profit would subject the optionee to liability under
Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), in which case the determination date is the later of (i) the date on which the shares vest, or (ii) the date the sale of the shares at a profit would no longer subject the optionee to liability under Section 16(b) (Section 16(b) generally is applicable only to officers, directors and beneficial owners of more than 10% of the Common Stock of the Company). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than one year. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

         Stock Appreciation Rights. A participant will not be required to recognize any income for federal income tax purposes upon the grant of a stock appreciation right ("SAR"). However, upon the date of exercise of a SAR, the participant will be required to recognize as ordinary income the amount of the cash payment received (which is equal to the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR). The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant upon the settlement of the SAR, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

         Restricted Stock. In general, a participant will not be required to recognize any income for federal income tax purposes upon the grant or issuance of shares of Restricted Stock. Upon the vesting of such shares of Restricted Stock, the participant will be required to recognize, as ordinary income, an amount equal to the fair market value of such shares on the vesting date, except that if the sale of such shares at a profit within six months after the issuance of such shares could subject the participant to liability under Section 16(b), the participant would not recognize income until the earlier of (i) the expiration of such six-month period, or (ii) the first day on which the sale of such shares at a profit would not subject the participant to liability under
Section 16(b). Alternatively, no later than thirty days after the date of issuance of shares of Restricted Stock, the participant may also be able to elect, under Section 83(b) of the Code (a "Section 83(b) Election"), to include as ordinary income for the taxable year of such issuance, the fair market value of such shares at the time of issuance (without regard to any Section 16(b) or other "lapse" restriction). Any subsequent appreciation in shares of Restricted Stock with respect to which a Section 83(b) Election is made will be taxed as capital gain, and then only when such shares are sold or otherwise disposed of in a taxable transaction. Such capital gain will be long-term capital gain if the participant's holding period of such stock is more than one year. However, if the shares with respect to which a Section 83(b) Election is made are subsequently forfeited to the Company (e.g., upon termination of the participant's employment with the Company prior to the vesting of such shares), the participant will be unable to claim a deduction in respect of such forfeiture for the amount previously included as ordinary income. The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

         Stock Bonuses. Unless shares of Common Stock granted to a participant as part of a Stock Bonus are not vested or the participant could otherwise be subject to liability under Section 16(b), the participant will be required to recognize, as ordinary income, an amount equal to the fair market value of such shares at the time of issuance. If such shares are not vested or the participant could be subject to liability under Section 16(b) at the time of issuance, then, unless a Section 83(b) Election is made, the participant will not be required to recognize taxable income in respect of such shares until the later of the date
(i) on which such shares vest, or (ii) the sale of such shares at a profit would no longer subject the participant to liability under Section 16(b). The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

Vote Required

         The proposed amendment to the Option Plan will become effective only upon approval by the holders of a majority of the votes cast by the shareholders entitled to vote.

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE OPTION PLAN.

                    PROPOSAL 3 - AMENDMENT THE CERTIFICATE OF
                   INCORPORATION TO CHANGE THE CORPORATE NAME

Proposed Amendment

         On August 18, 1998, the Board adopted, subject to shareholder approval, a resolution to amend Article First of the Restated Certificate of Incorporation to change its corporate name from Robocom Systems Inc. to Robocom Systems International Inc.

         The Board believes that the proposal to amend the Restated Certificate of Incorporation to change the Company's corporate name is in the best interest of the Company. In the judgment of the Board, the change of the Company's corporate name is desirable in view of the change in the character and strategic focus of the business of the Company resulting from a greater involvement of the Company in marketing its products in international markets. This international involvement is part of a strategic corporate program to diversify the Company's business operations and increase its potential for future growth.

         If the proposed amendment is adopted, Article First of the Restated Certificate of Incorporation will read as follows:

                  "FIRST: That the name of the corporation is Robocom Systems International Inc. (the "Corporation")."

         If the proposed amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new stock certificates.

Vote Required

         The proposed amendment to the Restated Certificate of Incorporation to change the corporate name of the Company will become effective only upon approval by the holders of a majority of the outstanding shares of Common Stock and the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of the State of New York (the "Certificate of Amendment"), which filing is expected to take place shortly after the Annual Meeting. If this proposed amendment is not approved by the shareholders, then the Certificate of Amendment will not be filed.

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO CHANGE THE CORPORATE NAME OF THE COMPANY.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company leases approximately 10,000 square feet of office space, which functions as its corporate headquarters, in Massapequa, New York, pursuant to a lease between the Company and Robocom Properties Inc. ("Robocom Properties") that expires on December 31, 2010. The shareholders of Robocom Properties are Messrs. Balaban, Goldman, Klein, Kuhl and O'Connor. The total rental expense payable by the Company to Robocom Properties in each of the fiscal years ended May 31, 1996 and 1997 was $168,000 and the total rental expense paid by the Company to Robocom Properties in the fiscal year ended May 31, 1998 was $173,090, which amounts were payable in equal monthly installments of approximately $14,000. Since June 1, 1996, the Company has continued to rent in monthly installments of $14,000 to Robocom Properties. Since January 1, 1998, the annual base rental of $168,000 payable under the lease has been adjusted and thereafter will be adjusted each year by the ratio of the prime rate as published in the Wall Street Journal on January 2 of such year to the prime rate as published in the Wall Street Journal on January 2 of the previous year, which for fiscal 1998 was the ratio of 8.5% to 8.25%. However, the parties have agreed that rent will not be less than $14,000 per month. The Company believes that these rental terms are at least as favorable to the Company as could be obtained from an unaffiliated third party.

         In connection with the purchase by Robocom Properties in 1989 of the Company's corporate headquarters building, the Company guaranteed three mortgage loans in an aggregate original principal amount of $1,053,000 that mature in 2010 and bear interest at rates ranging from 8.25% to 8.877% per annum. At May 31, 1998, the outstanding aggregate principal amount of the mortgage loans was approximately $807,000.

         Herbert Goldman, a director of the Company, has been acting as a consultant to the Company since his retirement as Executive Vice President - Operations of the Company effective July 1, 1996. On May 15, 1997, the Company and Mr. Goldman entered into a three-year agreement pursuant to which Mr. Goldman received $12,000 for providing consulting services and will continue to provide consulting services to the Company on an as-needed basis.

         The Company made distributions to its S Corporation shareholders of $850,000 in fiscal 1993, did not make any such distributions in fiscal 1994, 1995 or 1996, made distributions to such shareholders aggregating $900,000 in the fourth quarter of fiscal 1997. The Company paid the final S Corporation distribution of $1,600,000 on July 1, 1997 using a portion of the net proceeds received by the Company in its initial public offering (the "Offering"). In June 1997, prior to the consummation of the Offering, the Company entered into an indemnity agreement with its then-existing shareholders, including Messrs. Balaban, Klein, Goldman, Kuhl and O'Connor, pursuant to which the Company will indemnify such shareholders against additional income taxes resulting from adjustments made (as a result of a final determination made by a competent tax authority) to the taxable income reported by the Company as an S Corporation for periods prior to the Offering, but only to the extent those adjustments result in a decrease in income taxes otherwise payable by the Company.

         Between November 1993 and January 1997, Messrs. Balaban, Klein and Goldman made demand loans to the Company from time to time in the aggregate amounts of $265,000, $115,000 and $265,000, respectively. Interest rates on the loans ranged from 6% per annum to 8% per annum. All of such loans were paid in full in January 1997.

         Each of Messrs. Balaban, Klein and Goldman has personally guaranteed the Company's line of credit with the Bank of New York.

         Mark Behrman, a director of the Company, is a Managing Director of BlueStone, which was the managing underwriter for the Offering of its Common Stock in June 1997. In connection with such transaction, BlueStone earned underwriting discounts and commissions of approximately $424,000, was reimbursed for expenses in the amount of $183,000 and received five-year warrants to purchase up to 150,000 shares of Common Stock at an exercise price of $7.80 per share. In addition, in connection with such transaction, the Company agreed to indemnify the underwriters, including BlueStone, against certain civil liabilities in connection with the Company's registration statement filed with the Commission under the Securities Act of 1933, as amended.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP ("E&Y"), served as the Company's independent auditors for the fiscal year ended May 31, 1998. A representative of E&Y is expected to attend the Annual Meeting and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3 and 4 furnished to the Company pursuant to Rule 16a-3(e) and written statements from Directors and Executive Officers that no report on Form 5 is due, no reporting person failed to file reports required under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Company's securities.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for presentation at the 1999 Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting in accordance with Rule 14a-8(e), promulgated under the Exchange Act, must be received at the address appearing on the first page of this Proxy Statement by May 28, 1999. A recent change in the proxy rules of the Securities and Exchange Commission limits the circumstances under which the proxy card distributed by registered companies to their shareholders may permit those companies to cast the votes represented by the proxy voting cards in their sole discretion. As applied to the Company, the most important limitation is that for proposals made by a shareholder at the 1999 annual meeting that are not properly submitted by the shareholder for inclusion in the Company's own proxy materials, the Company may vote proxies in its discretion with respect to those proposals only if it has not received notice from the shareholder by August 14, 1999 at the latest that the shareholder intends to make those proposals at the annual meeting.


                                 OTHER BUSINESS

         Other than as described above, the Board knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.


                                    EXPENSES

         The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be borne by the Company. No solicitation other than by mail is contemplated, except that officers or employees of the Company may solicit the return of proxies from certain stockholders by telephone, personal solicitation or facsimile.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended May 31, 1998 including financial statements, is being mailed herewith. If, for any reason you do not receive your copy of the Annual Report, please contact Robocom Systems Inc., 511 Ocean Avenue, Massapequa, New York 11758, Attention:
Shareholder Relations, and another copy will be sent to you.


                                        By Order of the Board of Directors,



                                        IRWIN BALABAN,
                                        Chairman of the Board, President
                                         and Chief Executive Officer


Dated:   September 28, 1998
         Massapequa, New York

                                                                 REVOCABLE PROXY

                              ROBOCOM SYSTEMS INC.

  |X|   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Irwin Balaban, Elizabeth A. Burke and Lawrence B. Klein or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Robocom Systems Inc. to be held in Executive Room 2 of the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, New York 11747 on Wednesday, November 4, 1998 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

     The Board of Directors recommends a vote "FOR" the proposals set forth below.














Please be sure to sign and date   Date
this Proxy in the box below.






Shareholder sign above   Co-holder (if any) sign above


                                                     With-     For All
                                           For       hold      Except

PROPOSAL 1:                                [ ]       [ ]       [ ]

The Election of Directors:


Irwin Balaban, Mark Behrman, Herbert Goldman, Barry J. Gordon and Lawrence B. Klein.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


-------------------------------------------------------------------------------


                                           For      Against    Abstain

PROPOSAL 2: Proposal to amend the          [ ]        [ ]        [ ]
Company's 1997 Stock Option and
Long-Term Incentive Compensation Plan to increase the number of shares of Common
Stock that may be issued thereunder from 325,000 to 525,000 shares.

                                           For      Against    Abstain

PROPOSAL 3: Proposal to amend the          [ ]        [ ]        [ ]
Company's Restated Certificate of
Incorporation to change its corporate
name from Robocom Systems Inc. to
Robocom Systems International Inc.


     In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

     This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

--------------------------------------------------------------------------------
                              ROBOCOM SYSTEMS INC.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                        SIGN, DATE & MAIL YOUR PROXY CARD
--------------------------------------------------------------------------------